UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class Common Stock, par value $0.00001 per share	Trading symbol(s) AKBA	Name of each exchange on which registered The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019 (“2019 10-K”), Akebia Therapeutics, Inc. (“Akebia”) has entered into supply agreements with Esteve Química, S.A. and Patheon Inc. for the commercial manufacture of drug substance (“API”) and drug product, respectively, for its Phase 3 product candidate, vadadustat. Akebia also disclosed in its 2019 10-K that it intends to put additional supply arrangements in place for the commercial manufacture of vadadustat. Consistent with this disclosure, on April 2, 2020, Akebia entered into a Supply Agreement (“Supply Agreement”) with STA Pharmaceutical Hong Kong Limited, a subsidiary of Wuxi AppTec (“WuXi STA”). The Supply Agreement includes the terms and conditions under which WuXi STA will manufacture vadadustat API for commercial use.

Pursuant to the Supply Agreement, Akebia is obligated to provide rolling forecasts to WuXi STA on a quarterly basis (the “Forecast”). The Forecast will reflect Akebia’s needs for API produced by WuXi STA over a certain number of months, represented as a quantity of API per calendar quarter. The parties have agreed to a volume-based pricing structure under the Supply Agreement.

The Supply Agreement has an initial term of four years, beginning April 2, 2020 and ending April 2, 2024. The Supply Agreement may be extended by mutual agreement of Akebia and Wuxi STA. The Supply Agreement allows Akebia to terminate the relationship on 180 days’ prior written notice for any reason.

The Supply Agreement includes customary indemnification, intellectual property protection, confidentiality, remedies, and warranty terms, as well as certain quality requirements.

The foregoing description of the Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the Supply Agreement, a copy of which Akebia expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: April 8, 2020	By:	/s/ John P. Butler
Name: John P. Butler Title: President and Chief Executive Officer